Exhibit 10.1

Execution Version

AMENDMENT NO. 3 TO THE BUSINESS COMBINATION AGREEMENT

This AMENDMENT NO. 3 TO THE BUSINESS COMBINATION AGREEMENT (this “Amendment”), effective as of January 25, 2022, amends the Business Combination Agreement (the “Agreement”), dated as of June 28, 2021, as amended November 30, 2021 and January 10, 2022, by and among Trebia Acquisition Corp., a Cayman Islands exempted company (“Trebia”), S1 Holdco, LLC, a Delaware limited liability company (“S1 Holdco”), System1 Midco, LLC, a Delaware limited liability company (“S1 Midco”), System1 S1, LLC, a Delaware limited liability company (“S1”), OpenMail LLC, a Delaware limited liability company (“OpenMail”), Orchid Merger Sub I, Inc., a Delaware corporation and direct, wholly owned subsidiary of Trebia (“Trebia Merger Sub”), Orchid Merger Sub II, LLC, a Delaware limited liability company (“Trebia Merger Sub LLC”), Orchid Finco, LLC, a Delaware limited liability company (“Trebia Finco LLC”), CSC III System1 Blocker Inc., a Delaware corporation (“CSC Blocker 1”), CSC (Offshore) III System1 Blocker, Inc., a Delaware corporation (“CSC Blocker 2”), CSC III-A System1 Blocker, Inc., a Delaware corporation (“CSC Blocker 3” and, together with CSC Blocker 1 and CSC Blocker 2, the “CSC Blockers”), Court Square Capital Partners III, L.P., a Delaware limited partnership (“Court Square III L.P.”), Court Square Capital Partners (Offshore) III, L.P., a Cayman Islands limited partnership (“Court Square (Offshore) L.P.”), Court Square Capital Partners III-A, L.P., a Delaware limited partnership (“Court Square III-A L.P.” and, together with Court Square III L.P. and Court Square (Offshore) L.P., the “Blocker Parents”), Court Square Capital GP III, LLC, a Delaware limited liability company (“Court Square Capital GP”), Court Square Capital Partners (Executive) III, L.P., a Delaware limited partnership (“Court Square Executive” and, together with Court Square Capital GP and Court Square III L.P., the “Court Square GPs”), System1 SS Protect Holdings, Inc., a Delaware corporation (“Protected”), the Persons listed on Exhibit L to the Agreement (collectively, the “Redeemed OM Members”), Trasimene Trebia, LP (“Trasimene Sponsor”), BGPT Trebia LP (“BGPT Sponsor” and, together with Trasimene Sponsor, the “Founders”) and the Persons listed on Exhibit J to the Agreement (collectively, the “Protected Rollover Parties”). Trebia, S1 Holdco, S1 Midco, S1, OpenMail, Trebia Merger Sub, Trebia Finco LLC, Trebia Merger Sub LLC, the CSC Blockers, the Blocker Parents, the Court Square GPs, Protected, the Redeemed OM Members, the Founders and the Protected Rollover Parties are collectively referred to herein as the “Parties” and each individually as a “Party.” Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

W I T N E S S E T H:

WHEREAS Trebia, Trebia Merger Sub, Trebia Merger Sub LLC, Trebia Finco LLC, the Founders, the CSC Blockers, the Blocker Parents, the Court Square GPs, S1 Holdco, S1 Midco, S1, OpenMail, Protected, the Redeemed OM Members and the Protected Rollover Parties have entered into the Agreement; and

WHEREAS, pursuant to and in accordance with Section 15.10 of the Agreement, the Parties desire to amend the Agreement as set forth in this Amendment;

WHEREAS, pursuant to and in accordance with Section 15.01 of the Agreement, the Parties desire to waive certain obligations as set forth in this Amendment;

NOW, THEREFORE, in consideration of the promises, and the mutual representations, warranties, covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Section 1. Amendment to Exhibits. Exhibit G and Exhibit J to the Agreement shall be amended in their entirety by replacing such Exhibits with Exhibit A and Exhibit B, respectively, to this Amendment.

Section 2. Amendment to the Recitals. The twenty-first paragraph of the recitals to the Agreement is hereby amended by replacing such paragraph in its entirety with the following:

“WHEREAS, subject to the terms and conditions of this Agreement, each of the Protected Rollover Parties (as defined below), desires, immediately following the Protected Reorganization and prior to the Protected Merger, to contribute to Trebia the number of shares of Protected Common Stock set forth on the Allocation Schedule (the “Protected Rollover Shares”), in exchange for (i) the issuance of such Protected Rollover Party’s applicable portion of the Closing Seller Equity Consideration (in the form of Trebia Class A Common Stock) as set forth in the Allocation Schedule, and (ii) the issuance to such Protected Rollover Party of a number of shares of Trebia Class A Common Stock equal to such Protected Rollover Party’s portion of the Seller Backstop Amount (as set forth on the Allocation Schedule), if any, divided by $10 (collectively, the “Protected Rollover”);”

Section 3. Amendments to Article I.

(a) Section 1.01 of the Agreement is hereby amended by deleting the following defined term and related definition in its entirety:

“Post-Signing Protected Rollover Parties” has the meaning specified in Section 2.12.

(b) Section 1.01 of the Agreement is hereby amended by replacing the definition of “Protected Rollover Parties” in its entirety with the following:

“Protected Rollover Parties” means the Persons listed on the Protected Rollover Schedule.

Section 4. Amendments to Article II.

(a) Section 2.12 of the Agreement is hereby amended by replacing such section in its entirety with the following:

“Section 2.12. The Protected Rollover. On the Closing Date, immediately following the Protected Reorganization and prior to the Protected Merger, on the terms and conditions set forth herein, the Protected Rollover Parties will contribute to Trebia the Protected Rollover Shares, as set forth on the Allocation Schedule. In exchange for the contribution of the Protected Rollover Shares by the Protected Rollover Parties, Trebia shall (i) issue to each of the Protected Rollover Parties such Protected Rollover Party’s applicable portion of the Closing Seller Equity Consideration (in the form of Trebia Class A Common Stock) as set forth in the Allocation Schedule, and (ii) issue to such Protected Rollover Party a number of shares of Trebia Class A Common Stock equal to such Protected Rollover Party’s portion of the Seller Backstop Amount (as set forth on the Allocation Schedule), if any, divided by $10.”

Section 5. Amendments to Article III.

(a) Section 3.01(e) of the Agreement is hereby amended by replacing such section in its entirety with the following:

“(e) At the Closing, Trebia shall, in connection with the consummation of the Protected Rollover, (i) issue and deliver to such Protected Rollover Party the applicable portion of the Closing Seller Equity Consideration (in the form of Trebia Class A Common Stock) as set forth in the Allocation Schedule, and (ii) issue and deliver to such Protected Rollover Party a number of shares of Trebia Class A Common Stock equal to such Protected Rollover Party’s portion of the Seller Backstop Amount (as set forth on the Allocation Schedule), if any, divided by $10”

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Section 6. Waiver of Certain Obligations. Each Party hereby acknowledges and agrees that the obligation of each of the Protected Rollover Parties to deliver a stock power in customary form in respect of the Protected Rollover Shares, including pursuant to Sections 4.05(c) and 4.05(d) of the Agreement, is hereby waived pursuant to Section 15.01 of the Agreement.

Section 7. Effect of Amendment. Each Party to this Amendment represents that it has all necessary power and authority to enter into and perform the obligations of this Amendment and that there are no consents or approvals required to be obtained by such party for such party to enter into and perform its obligations under this Amendment that have not been obtained. This Amendment shall be deemed incorporated into, and form a part of, the Agreement and have the same legal validity and effect as the Agreement. This Amendment shall be effective as of the date first written above. After giving effect to this Amendment, unless the context otherwise requires, each reference in the Agreement or any Exhibit or Schedule thereto to “this Agreement”, “the Agreement”, “hereof”, “herein” or words of like import referring to the Agreement shall refer to the Agreement as amended by this Amendment and Amendment No. 1 to the Agreement, dated as of November 30, 2021 and Amendment No. 2 to the Agreement, dated as of January 10, 2022 (except that references in the Agreement to the “date hereof” or “date of this Agreement” or words of similar import shall continue to mean June 28, 2021). Except as amended by this Amendment, the Agreement (as amended prior to the date hereof) will continue in full force and effect and shall be otherwise unaffected hereby.

Section 8. Governing Law; Jurisdiction; Waiver of Jury Trial. Section 15.06 and Section 15.12 of the Agreement are hereby incorporated into this Amendment by reference, mutatis mutandis.

Section 9. Counterparts; Electronic Delivery; Severability. Section 15.02, Section 15.07, and Section 15.11 of the Agreement are hereby incorporated into this Amendment by reference, mutatis mutandis.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 effective as of the day and year first indicated above.

S1 HOLDCO, LLC

By:	/s/ Michael Blend
	Name:	Michael Blend
	Title:	CEO & Chairman of the Board

[Signature Page to Amendment No. 3 to Business Combination Agreement]

SYSTEM1 MIDCO, LLC

By:	/s/ Michael Blend
	Name:	Michael Blend
	Title:	Manager

[Signature Page to Amendment No. 3 to Business Combination Agreement]

SYSTEM1 S1, LLC

By: SYSTEM1 MIDCO, LLC
Its: Sole Member

By:	/s/ Michael Blend
Name: Michael Blend
Title: Manager

[Signature Page to Amendment No. 3 to Business Combination Agreement]

OPENMAIL, LLC

By:	/s/ Michael Blend
	Name:	Michael Blend
	Title:	Manager

[Signature Page to Amendment No. 3 to Business Combination Agreement]

SYSTEM1 SS PROTECT HOLDINGS, INC.

By:	/s/ Michael Blend
	Name:	Michael Blend
	Title:	President

[Signature Page to Amendment No. 3 to Business Combination Agreement]

REDEEMED OM MEMBERS

FGL LABS

By:	/s/ Chuck Ursini
	Name:	Chuck Ursini
	Title:	Managing Member

[Signature Page to Amendment No. 3 to Business Combination Agreement]

THE DANTE JACOB BLEND TRUST OF 2017

By:	/s/ Stanley Blend
	Name:	Stanley Blend
	Title:	Manager

[Signature Page to Amendment No. 3 to Business Combination Agreement]

THE NOLA DELFINA ROSE BLEND TRUST OF 2017

By:	/s/ Stanley Blend
	Name:	Stanley Blend
	Title:	Manager

[Signature Page to Amendment No. 3 to Business Combination Agreement]

THE BLEND FAMILY TRUST FOUNDATION

By:	/s/ Stanley Blend
	Name:	Stanley Blend
	Title:	Manager

[Signature Page to Amendment No. 3 to Business Combination Agreement]

LONE STAR FRIENDS TRUST

By:	/s/ Stanley Blend
	Name:	Stanley Blend
	Title:	Manager

[Signature Page to Amendment No. 3 to Business Combination Agreement]

CEE HOLDINGS TRUST

By:	/s/ Amy Potter
	Name:	Amy Potter
	Title:	Co-General Counsel, Jackson Hole Trust Co., TTE

[Signature Page to Amendment No. 3 to Business Combination Agreement]

By:	/s/ Kevin Ferrell
Name: Kevin Ferrell

[Signature Page to Amendment No. 3 to Business Combination Agreement]

By:	/s/ David Cummings
Name: David Cummings

[Signature Page to Amendment No. 3 to Business Combination Agreement]

PROTECTED ROLLOVER PARTIES

Harvey’s Gaingels Protected LLC

By:	/s/ Joseph Jones
	Name:	Joseph Jones
	Title:	Managing Member

[Signature Page to Amendment No. 3 to Business Combination Agreement]

STAHURRICANE II LLC

By:	/s/ Paul Stahura
	Name:	Paul Stahura
	Title:	Manager

[Signature Page to Amendment No. 3 to Business Combination Agreement]

By:	/s/ Stanley Blend
Name: Stanley Blend

[Signature Page to Amendment No. 3 to Business Combination Agreement]

ARCH INVESTMENTS LTD

By:	/s/ Bruce Hendi
	Name:	Bruce Hendin
	Title:	Authorized Signatory

[Signature Page to Amendment No. 3 to Business Combination Agreement]

SHE INVESTMENTS, LTD

By:	/s/ Ruth Hoine
	Name:	Ruth Hoine
	Title:	Managing Partner

[Signature Page to Amendment No. 3 to Business Combination Agreement]

DANIEL AND MELINDA BERMAN LIVING TRUST 2010

By:	/s/ Daniel Berman
	Name:	Daniel Berman
	Title:	Trustee

[Signature Page to Amendment No. 3 to Business Combination Agreement]

CARBON INVESTMENTS, LLC

By:	/s/ Moujan Kazerani
	Name:	Moujan Kazerani
	Title:	Founding Partner

[Signature Page to Amendment No. 3 to Business Combination Agreement]

By:	/s/ John C Rosenberg
Name: John C Rosenberg

[Signature Page to Amendment No. 3 to Business Combination Agreement]

By:	/s/ John Civantos
Name: John Civantos

[Signature Page to Amendment No. 3 to Business Combination Agreement]

By:	/s/ Manuel De Zerraga
	Name:	Manuel De Zarraga
	Title:	Trustee

[Signature Page to Amendment No. 3 to Business Combination Agreement]

THE EYTAN ELBAZ LEGACY TRUST UNDER TRUST AGREEMENT DATED DECEMBER 23, 2020

By:	/s/ Gilad Elbaz
Name: Gilad Elbaz
Title: Trustee

[Signature Page to Amendment No. 3 to Business Combination Agreement]

By:	/s/ Tridivesh Kidambi
Name: Tridivesh Kidambi

[Signature Page to Amendment No. 3 to Business Combination Agreement]

By:	/s/ Lee Maen
Name: Lee Maen

[Signature Page to Amendment No. 3 to Business Combination Agreement]

CEE HOLDINGS TRUST

By:	/s/ Amy Potter
	Name:	Amy Potter
	Title:	Co-General Counsel, Jackson Hole Trust Co., TTE

[Signature Page to Amendment No. 3 to Business Combination Agreement]

LONE STAR FRIENDS TRUST

By:	/s/ Stanley Blend
	Name:	Stanley Blend
	Title:	Manager

[Signature Page to Amendment No. 3 to Business Combination Agreement]

THE DANTE JACOB BLEND TRUST OF 2017

By:	/s/ Stanley Blend
	Name:	Stanley Blend
	Title:	Manager

[Signature Page to Amendment No. 3 to Business Combination Agreement]

THE NOLA DELFINA BLEND TRUST OF 2017

By:	/s/ Stanley Blend
	Name:	Stanley Blend
	Title:	Manager

[Signature Page to Amendment No. 3 to Business Combination Agreement]

LONE INVESTMENT HOLDING

By:	/s/ Stanley Blend
	Name:	Stanley Blend
	Title:	Manager

[Signature Page to Amendment No. 3 to Business Combination Agreement]

By:	/s/ Paul Filsinger
Name: Paul Filsinger

[Signature Page to Amendment No. 3 to Business Combination Agreement]

By:	/s/ Mark Huerta
Name: Mark Huerta

[Signature Page to Amendment No. 3 to Business Combination Agreement]

By:	/s/ Scott Birnbaum
Name: Scott Birnbaum

[Signature Page to Amendment No. 3 to Business Combination Agreement]

By:	/s/ Stewart Marlborough
Name: Stewart Marlborough

[Signature Page to Amendment No. 3 to Business Combination Agreement]

RESIDUARY TRUST FBO HAL BAILEY III U/W DIANA CARR

By:	/s/ Hal Bailey
	Name:	Hal Bailey
	Title:	Trustee

[Signature Page to Amendment No. 3 to Business Combination Agreement]

2015 HOWARD SPUNT REVOCABLE TRUST

By:	/s/ Howard Spunt
	Name:	Howard Spunt
	Title:	Trustee

[Signature Page to Amendment No. 3 to Business Combination Agreement]

By:	/s/ Daniel Weinrot
Name: Daniel Weinrot

[Signature Page to Amendment No. 3 to Business Combination Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 effective as of the day and year first indicated above.

TREBIA ACQUISITON CORP.

By:	/s/ Paul Danola
	Name:	Paul Danola
	Title:	President

[Signature Page to Amendment No. 3 to Business Combination Agreement]

ORCHID MERGER SUB I, INC.

By:	/s/ Paul Danola
	Name:	Paul Danola
	Title:	President

[Signature Page to Amendment No. 3 to Business Combination Agreement]

ORCHID MERGER SUB II, LLC

By:	/s/ Paul Danola
	Name:	Paul Danola
	Title:	President

[Signature Page to Amendment No. 3 to Business Combination Agreement]

ORCHID FINCO LLC

By:	/s/ Paul Danola
	Name:	Paul Danola
	Title:	President

[Signature Page to Amendment No. 3 to Business Combination Agreement]

TRASIMENE TREBIA, LP

By: Trasimene Trebia, LLC, its General Partner

By:	/s/ Michael L. Gravelle
	Name:	Michael L. Gravelle
	Title:	General Counsel and Corporate Secretary

[Signature Page to Amendment No. 3 to Business Combination Agreement]

BGPT TREBIA LP

By: Bridgeport Partners GP LLC, its General Partner

By:	/s/ Frank R. Martire, Jr.
	Name:	Frank R. Martire, Jr.
	Title:	Member

By:	/s/ Frank Martire, III
	Name:	Frank Martire, III
	Title:	Member

[Signature Page to Amendment No. 3 to Business Combination Agreement]

CSC III SYSTEM1 BLOCKER, INC.

By:	/s/ Christopher Bloise
Name: Christopher Bloise
Title: Vice President and Treasurer

CSC (OFFSHORE) III SYSTEM1 BLOCKER, INC.

By:	/s/ Christopher Bloise
Name: Christopher Bloise
Title: Vice President and Treasurer

CSC III-A SYSTEM1 BLOCKER, INC.

By:	/s/ Christopher Bloise
Name: Christopher Bloise
Title: Vice President and Treasurer

COURT SQUARE CAPITAL GP III, LLC

By:	/s/ Christopher Bloise
Name: Christopher Bloise
Title: Authorized Signatory

COURT SQUARE CAPITAL PARTNERS (EXECUTIVE) III, L.P.
By: COURT SQUARE CAPITAL GP III, LLC its General Partner

By:	/s/ Christopher Bloise
Name: Christopher Bloise
Title: Authorized Signatory

COURT SQUARE CAPITAL PARTNERS III, L.P.
By:	COURT SQUARE CAPITAL GP III, LLC its General Partner

By:	/s/ Christopher Bloise
Name: Christopher Bloise
Title: Authorized Signatory

COURT SQUARE CAPITAL PARTNERS (OFFSHORE) III, L.P.
By:	COURT SQUARE CAPITAL GP III, LLC its General Partner

By:	/s/ Christopher Bloise
Name: Christopher Bloise
Title: Authorized Signatory

COURT SQUARE CAPITAL PARTNERS III-A, L.P.
By:	COURT SQUARE CAPITAL GP III, LLC its General Partner

By:	/s/ Christopher Bloise
Name: Christopher Bloise
Title: Authorized Signatory